SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Synovus Financial Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SYNOVUS FINANCIAL CORP.
                                        (Registrant)

March 16, 2001                       By: /s/James H. Blanchard
                                        ----------------------------------------
                                        James H. Blanchard,
                                        Chairman of the Board and
                                        Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Richard E. Anthony, and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.


/s/William B. Turner                                      Date: March 16, 2001
--------------------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                     Date: March 16, 2001
--------------------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer

/s/James D. Yancey                                        Date: March 16, 2001
--------------------------------------------
James D. Yancey,
President and Director


/s/Richard E. Anthony                                     Date: March 16, 2001
--------------------------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                                  Date: March 16, 2001
--------------------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Thomas J. Prescott                                     Date: March 16, 2001
--------------------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


/s/Joe E. Beverly                                         Date: March 16, 2001
--------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                     Date: March 16, 2001
--------------------------------------------
Richard Y. Bradley,
Director


/s/C. Edward Floyd                                        Date: March 16, 2001
--------------------------------------------
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                               Date: March 16, 2001
--------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/V. Nathaniel Hansford                                  Date: March 16, 2001
--------------------------------------------
V. Nathaniel Hansford,
Director

/s/John P. Illges, III                                    Date: March 16, 2001
---------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                       Date: March 16, 2001
--------------------------------------------
Mason H. Lampton,
Director


/s/Elizabeth C. Ogie                                      Date: March 16, 2001
--------------------------------------------
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                           Date: March 16, 2001
--------------------------------------------
H. Lynn Page,
Director


/s/Robert V. Royall                                       Date: March 16, 2001
--------------------------------------------
Robert V. Royall,
Director


/s/Melvin T. Stith                                        Date: March 16, 2001
--------------------------------------------
Melvin T. Stith,
Director


                                                          Date:
--------------------------------------------
Alfred W. Jones III,
Director

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